UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32085 (Commission File Number)	36-4392754 (IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 17, 2008, Allscripts Healthcare Solutions, Inc. (the “Company”) entered into (i) an Agreement and Plan of Merger (the “Merger Agreement”) with Misys plc, a public limited company incorporated under the laws of England (“Parent”), Misys Healthcare Systems LLC, a North Carolina limited liability company and wholly-owned indirect subsidiary of Parent (“MHS”), and Patriot Merger Company, LLC, a North Carolina limited liability company and wholly-owned subsidiary of the Company (“Sub”), (ii) a Voting Agreement with each of ValueAct Capital Master Fund L.P. and ValueAct Capital Master Fund III, L.P. (collectively, “ValueAct”), each a shareholder of Parent (collectively the “Voting Agreements”), and (iii) a Relationship Agreement with Parent (the “Relationship Agreement”).

Shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), outstanding immediately prior to the effective time of the Merger will not be affected by the Merger and shall remain outstanding after the consummation thereof. Pursuant to the Merger Agreement, the Company will declare and pay a special dividend of $330,000,000, in the aggregate, to holders of Company Common Stock as of the close of business on the business day immediately prior to the date on which the Merger (as defined below) is consummated.

Merger Agreement

The Merger Agreement provides for (i) the purchase by Parent or its affiliated designee of 18,857,142 shares of Company Common Stock for $330,000,000 (the “Share Purchase”) and (ii) the merger of Sub with and into MHS, with MHS being the surviving company (the “Merger” and, together with the Share Purchase, the “Transactions”). At the effective time of, and as a result of the Merger, each issued and outstanding limited liability company interest of MHS shall be cancelled and converted into the right to receive that number of newly issued shares of Company Common Stock that, together with the shares of Company Common Stock to be purchased by Parent or its affiliated designee in the Share Purchase, shall equal 54.5% of the aggregate number of fully-diluted shares (as such term is defined in the Merger Agreement).

The Merger Agreement provides that, following the effective time of the Merger, the Company will expand its board of directors to ten members, which will include four continuing Company directors, including Glen Tullman, and six new directors nominated by Parent, including Michael Lawrie. Mr. Tullman, the current Chairman and Chief Executive Officer of the Company, will remain the Chief Executive Officer of the Company. Mr. Lawrie, Chief Executive Officer of Parent, will also serve as the Company’s executive Chairman.

The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) not to solicit proposals relating to alternative business combination transactions or not to enter into discussions concerning alternative business combination transactions, subject to the fiduciary duties of the board of directors, and (ii) with respect to the Parent and the Company to cause their respective stockholders meetings to be held to consider approval of, in the case of Parent, the Merger Agreement and the Merger, and, in the case of the Company, the issuance of shares of Company Common Stock in connection with the Transactions and various amendments to the Company’s Charter and By-laws as set forth in the Merger

Agreement, subject to the right to terminate the Merger Agreement to accept a superior proposal (as described in the Merger Agreement) and to the fiduciary duties of the board of directors.

Consummation of the Merger is subject to various conditions, including, without limitation, the approval by the stockholders of the Company and the shareholders of Parent, respectively, no legal impediment, the receipt of required regulatory approvals, the absence of a material adverse effect (as such term is defined in the Merger Agreement) on the Company or MHS, and, unless Parent makes the tax election specified in the Merger Agreement, the receipt of an opinion from legal counsel that the Merger constitutes a tax-free reorganization under Section 368(a) of the Internal Revenue Code. There is not a financing condition to the consummation of the Merger.

The Merger Agreement contains certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement, a termination fee may be payable by either Parent or the Company. A termination fee of $14,281,883 may be payable by the Company under specified circumstances, including if the Company enters into an agreement with respect to a superior proposal or terminates for certain intervening events (as such term is defined in the Merger Agreement) or if the board of directors of the Company changes its recommendation (so long as Parent has not forced a vote, if entitled to do so). A termination fee of GBP£7,136,657 may be payable by Parent and MHS under specified circumstances, including if Parent enters into an agreement with respect to a superior proposal for MHS or terminates for certain intervening events or if the board of directors of Parent changes its recommendation (so long as the Company has not forced a vote, if entitled to do so).

The Company and Parent may terminate the Merger Agreement in response to a superior proposal that was determined as such prior to the later of (i) May 1, 2008 and (ii) the date the other party delivers its required financial information (as further described in the next paragraph), which financial information each party has nine weeks from March 17, 2008 to provide. After the later to occur of the dates set forth in the prior sentence, if the board of directors of either Parent or the Company changes its recommendation in response to a superior proposal, the other party may force a vote of such changing party’s shareholders. If a party exercises its right to force a vote, it is not entitled to a termination fee if such forced shareholder approval is not obtained.

The Merger Agreement provides that (a) Parent must deliver to the Company certain audited financial statements of MHS and (b) the Company must deliver to Parent a reconciliation from U.S. generally accepted accounting principals to International Financial Reporting Standards, in each case, as promptly as practicable, and in any event within nine weeks from March 17, 2008.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, MHS or Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreement

In connection with the Merger Agreement, ValueAct and the Company, entered into the Voting Agreements, pursuant to which ValueAct has agreed, among other things, to vote its ordinary shares of Parent to approve the Merger, the Merger Agreement and the other transactions contemplated thereby.

The foregoing summary of the Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreements, which are attached as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Relationship Agreement

In connection with the entry into the Merger Agreement, the Company and Parent entered into the Relationship Agreement. The Relationship Agreement sets forth the agreement between Parent and the Company with respect to certain governance and other matters, including the composition of the board of directors, a voting agreement from Parent and a standstill agreement that Parent will not acquire more than 60 percent of the fully-diluted number of shares of Company Common Stock. Parent has agreed that it will not sell, transfer or dispose of 15 percent of more of the outstanding shares of Company Common Stock unless approved by the Company’s board of directors. The Relationship Agreement also contains anti-dilution protection for Parent in the event of issuances of Company Common Stock, subject to limited exceptions, such as grants under Company benefit plans under 1.5 percent of the fully- diluted number of shares of Company Common Stock. Substantially all of the provisions of the Relationship Agreement will become effective as of the effective time of the Merger.

The foregoing summary of the Relationship Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Relationship Agreement, which is attached as Exhibit 10.3 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On March 17, 2008, John P. McConnell voluntarily resigned from the Company’s board of directors. Mr. McConnell resigned prior to the Company’s board of directors taking final action regarding the transactions contemplated by the Merger Agreement and in anticipation thereof, for the reasons specified in his electronic transmission to the Company’s Chairman and Chief Executive Officer. Mr. McConnell’s electronic transmission is attached as Exhibit 17.1 hereto and is incorporated by reference herein.

At the time of his resignation, Mr. McConnell was not a member of any committees of the board of directors.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Allscripts Healthcare Solutions, Inc. (“Allscripts”) and Misys Healthcare Systems LLC (“MHS”), a wholly owned subsidiary of Misys plc (“Misys”). In connection with this proposed transaction, Allscripts intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement, a definitive proxy statement and other related materials, and Parent intends to file a shareholder circular with the Financial Services Authority in the United Kingdom. The definitive proxy statement will be mailed to the stockholders of Allscripts, and the shareholder circular will be mailed to the shareholders of Parent. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its proxy statement for the 2007 Annual Meeting of Stockholders of the Company, which was filed with the SEC on April 30, 2007. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-

looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Allscripts, MHS and Parent, including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives. In addition, statements made in this communication about anticipated financial results, future operational improvements and results or regulatory approvals are also forward-looking statements. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Parent or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Parent’s and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the merger will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

The following exhibits are filed herewith:

Exhibit No.

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 17, 2008, by and among Allscripts Healthcare Solutions, Inc., Misys plc, Misys Healthcare Systems, LLC, and Patriot Merger Company, LLC

Exhibit 10.1	Voting Agreement, dated as of March 17, 2008, by and among Allscripts Healthcare Solutions, Inc. and ValueAct Capital Master Fund L.P.

Exhibit 10.2	Voting Agreement, dated as of March 17, 2008, by and among Allscripts Healthcare Solutions, Inc. and ValueAct Capital Master Fund III, L.P.

Exhibit 10.3	Relationship Agreement, dated as of March 17, 2008, by and between Allscripts Healthcare Solutions, Inc. and Misys plc

Exhibit 17.1	Resignation Letter of John P. McConnell, dated March 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: March 19, 2008	By:	/s/ Brian Vandenberg
Brian Vandenberg Vice President and General Counsel

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 17, 2008, by and among Allscripts Healthcare Solutions, Inc., Misys plc, Misys Healthcare Systems, LLC, and Patriot Merger Company, LLC

Exhibit 10.1	Voting Agreement, dated as of March 17, 2008, by and among Allscripts Healthcare Solutions, Inc. and ValueAct Capital Master Fund L.P.

Exhibit 10.2	Voting Agreement, dated as of March 17, 2008, by and among Allscripts Healthcare Solutions, Inc. and ValueAct Capital Master Fund III, L.P.

Exhibit 10.3	Relationship Agreement, dated as of March 17, 2008, by and between Allscripts Healthcare Solutions, Inc. and Misys plc

Exhibit 17.1	Resignation Letter of John P. McConnell, dated March 17, 2008